EXHIBIT 4.2

                      CONSENT OF INDEPENDENT AUDITORS

We consent to the reference to our firm as experts under the caption "Legal and Auditing Matters" and to the use of our report dated January 23, 1996 in Amendment No. 1 to the Registration Statement (Form S-6 File No. 333-00313) and related Prospectus of The Kansas Tax-Exempt Trust, Series 79.


                                         ALLEN, GIBBS & HOULIK, L.C.


Wichita, Kansas
January 23, 1996